                                                                   EXHIBIT 10.31

                                                  IN THE CIRCUIT COURT OF THE
                                                  NINTH JUDICIAL CIRCUIT, IN AND
                                                  FOR ORANGE COUNTY, FLORIDA

CMI INTERNATIONAL
HOLDINGS, LTD.,

    PLAINTIFF,

V.                                                           CASE NO: CI 99-3996
                                                             DIV. 34
LIGHTPOINT ENTERTAINMENT,
INC., A FLORIDA CORPORATION, HERBERT
BUTLER, INDIVIDUALLY, AND MARK
KYLE A/K/A KYLE MARK,
INDIVIDUALLY,

         DEFENDANTS.

------------------------------------/

                             SETTLEMENT STIPULATION


         Plaintiff CMI INTERNATIONAL HOLDINGS, LTD. ("CMI") and Defendants HERBERT BUTLER ("Butler") and MARK KYLE ("Kyle"), individually and as an alleged general partner of Lightpoint Entertainment, an alleged Florida general partnership, and Defendant LIGHTPOINT ENTERTAINMENT, INC. ("Lightpoint") hereby stipulate and agree to settle this action but only if the terms and conditions set forth herein have been satisfied within the required time limitations.

         WHEREAS, CMI brought this action against Lightpoint, Butler, Kyle and an entity believed not to exist known as Lightpoint Entertainment, a Florida limited liability company, alleging the right to recover an amount exceeding $2,000,000.00. CMI has asserted claims based on two promissory notes (the "Notes"), one dated October 23, 1997 and one dated December 16, 1997, and claims for reformation of the Notes, money lent and unjust enrichment ("Note Action Claims");

         WHEREAS, Lightpoint, Butler and Kyle deny that they owe any amount to CMI and contend they have valid defenses to the Note Action Claims;

         WHEREAS, CMI or its affiliate CMC Magnetics Corporation ("CMC") have contended that they have rights under that certain Lightpoint Entertainment / CMC Magnetics Distribution Agreement between CMC and Lightpoint effective July 1, 1998 ("Lightpoint Distribution Agreement");

         WHEREAS, Lightpoint has contended that the Lightpoint Distribution Agreement is void, invalid, and unenforceable and that it never had any force or effect;

         WHEREAS, Lightpoint, Butler and Kyle, on the one hand, and CMI and CMC, on the other hand, now desire to settle this action, terminate any and all prior agreements between them including but not limited to the Lightpoint Distribution Agreement and resolve any and all legal and equitable claims, rights and interests that each may have against the other but only if the terms and conditions set forth herein have been satisfied within the required time limitations;

         WHEREAS, CMC is a party to this stipulation to acknowledge its agreement to the terms hereof; and

         WHEREAS VICTORY ENTERTAINMENT CORP. ("VEC") is the parent corporation of Lightpoint and is a party to this stipulation to acknowledge its agreement to the terms hereof and the requirement to perform the obligations which it is required to perform hereunder.

         NOW, THEREFORE, in consideration of the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged by Lightpoint, Butler, Kyle, VEC, CMC and CMI (alternately referred to as "Party," individually, or "Parties," collectively), the Parties agree as follows:

         1. The above recitals are true and correct and are incorporated herein.

         2. Within 10 business days of receipt of the first payment received by VEC from the underwriters of VEC's initial public offering of common stock ("IPO" and "IPO Underwriters," as appropriate), in accordance with the terms of an underwriting agreement to be entered into between VEC and the IPO Underwriters relating to the IPO, but no later than December 31, 2000:

         (A) VEC shall pay CMI one million US dollars (US$1,000,000.00) ("CMI Payment") in cash or immediately available funds.

         (B) VEC shall issue in the name of CMC the number of shares of VEC common stock (the "CMC Shares") equal to 1,500,000 divided by eighty-five percent (85%) of the IPO Price, subject to a six-month "Lock-up" period as set forth in paragraph 4 hereof. The "IPO Price" as used herein means the per share price at which shares of VEC common stock are offered and sold to the public in the IPO pursuant to an effective registration statement (the "IPO Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"). All such shares when issued shall be validly issued, fully paid and non-assessable. VEC shall register (the
     "CMC Registration Statement") the CMC Shares as set forth in and in accordance with the terms and conditions of the attached EXHIBIT A.

         3. If the CMC Registration Statement is not effective by the 180th day following the date (the "IPO Date") of the first sale of the IPO shares to the IPO Underwriter regardless of the reason therefor and regardless of whether the CMC Registration Statement was effective at any time prior to such 180th day, VEC agrees to pay CMC the additional sum of Five Hundred Thousand U.S. Dollars (US$500,000) (the "Additional CMI Payment") as additional consideration (and not as liquidated damages or a penalty) for the settlement being agreed to pursuant to the terms and conditions set forth herein not later than ten (10) business days after such 180th day, in cash or immediately available funds. Notwithstanding the foregoing, VEC shall not be obligated to pay CMC the Additional CMI Payment if the CMC Registration Statement is not effective as of the 180th day after the IPO Date as a proximate result of CMC's failure to provide the information described in clause (b) of EXHIBIT A within a reasonable period of time (not to exceed 15 business days) after receipt of written request therefor from VEC; provided VEC requests such information not later than sixty
(60) days of the IPO Date, or, if the CMC Registration Statement is to be declared effective sooner than 180 days from the IPO Date, not later than sixty
(60) days before the earlier date that VEC desires the CMC Registration Statement to become effective.

         4. CMC agrees that, without the prior written consent of VEC, which will not be granted without the written consent of the IPO Underwriters, CMC will not, during the period commencing on the date hereof and ending 180 days after the IPO Date: (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, the entitlement to shares under this stipulation or the shares issued pursuant to this stipulation or (2) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the entitlement to shares under this stipulation or the shares issued pursuant to this stipulation, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of common stock or such other securities, in cash or otherwise.

         5. In connection with VEC's registration obligation with respect to the CMC Shares, without the prior written consent of CMC, so long as CMC or any of its Affiliates (as the term "Affiliates" is defined under Rule 144 promulgated under the Securities Act) owns any CMC Shares, VEC shall not release any VEC Shares owned by any VEC officers, directors or affiliates thereof from the Lock-up Agreement to which such shares are subject, prior to that date which is 365 days from the effective date of the registration statement relating to the IPO. The preceding sentence shall not apply if VEC shall pay the Additional CMI Payment to CMI in accordance with Section 3 above. VEC represents and warrants that as of the date of this Stipulation, a total of 5,368,500 VEC Shares are owned by its officers, directors and its Affiliates and are subject to the Lock-up Agreement in the form of the attached EXHIBIT B.

         6. In connection with the issuance to CMC by VEC of the CMC Shares, CMC confirms that:

         (A) CMC is an institutional "Accredited investor" (as defined in Rule 501 (a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the CMC Shares, and CMC is able to bear the economic risk of its investment for an indefinite period of time; and

         (B) CMC is acquiring the CMC Shares for its own account for investment and not with a view to distribution and with no present intention of distributing the CMC Shares, except in accordance with the effective CMC Registration Statement. CMC understands that the CMC Shares are being issued to CMC in a transaction which is exempt from the registration requirements of the Securities Act and, upon issuance, the certificates evidencing the CMC Shares shall bear a customary restrictive legend.

         7. VEC acknowledges and agrees that CMC's decision to invest in the CMC Shares was made in reliance upon VEC's representations, warranties, covenants and disclosures set forth herein and in that certain "Confidential Private Placement Memorandum" dated August 30, 2000. VEC represents and warrants that no representation or warranty of VEC set forth herein or in the Confidential Private Placement Memorandum and no statement contained herein or therein, contains any untrue statement of a material fact or omits to state all material facts which are necessary in order to make statements contained herein and therein not misleading.

         8. CMI, Lightpoint, Butler and Kyle agree concurrently herewith to execute or cause their attorneys to execute joint stipulations for dismissal with prejudice (the "Joint Stipulation(s)") from this case of each party executing a Joint Stipulation, and providing that each party shall bear its own costs and attorneys fees. The Joint Stipulations shall not be filed, but upon execution shall immediately be delivered to J. Brock McClane, Esquire (the "Escrow Agent") to be held in escrow, in accordance with the terms and conditions of paragraph 14 hereof.

         9. The Parties agree concurrently herewith to execute general releases in the form attached hereto as composite EXHIBIT C (the "Releases") and to immediately deliver the Releases to the Escrow Agent, to be held in escrow in accordance with the terms and conditions of paragraph 14 hereof. The Releases shall not be deemed to be delivered or effective except as provided in paragraph 14.

         10. Upon the execution of this stipulation by all of the Parties, this stipulation shall be filed with the Court whereupon the Parties agree that the Court should enter an order approving the stipulation and abating the case until December 31, 2000, or such earlier date, if any, as VEC officially withdraws its IPO Registration Statement, unless the action is earlier dismissed pursuant to the terms hereof.

         11. In the event the CMI Payment and issuance of the CMC Shares in the amounts set forth in paragraph 2 are not received by CMI and CMC on or before the earliest date specified for payment and issuance thereof in paragraph 2 hereof, CMI may forthwith proceed with this case without the necessity of further order of the Court. In such case, the Releases and Joint Stipulations shall be void and of no effect and shall be disbursed by the Escrow Agent pursuant to the provisions of paragraph 14 hereof.

         12. In the event the CMI Payment and issuance of the CMC Shares in the amounts set forth in paragraph 2 are received by CMI and CMC, or Lynn J. Hinson, Esquire in their behalf, on or before the earliest date specified for the payment and issuance thereof in paragraph 2 hereof, CMI and/or CMC, directly or through their counsel, Lynn J. Hinson, Esquire, shall notify the Escrow Agent of their receipt.

         13. The Parties hereby appoint J. Brock McClane, Esquire, as the Escrow Agent in accordance with the terms of this Stipulation. J. Brock McClane, Esquire hereby agrees to act as the Escrow Agent pursuant to the terms and conditions of this Stipulation and executes this Stipulation as Escrow Agent to acknowledge and agree to perform the duties and obligations as Escrow Agent. As provided herein, CMI, Lightpoint, Butler and Kyle have agreed to deliver the Joint Stipulations to the Escrow Agent to be held as provided herein. As also provided herein, the Parties have agreed to deliver the Releases to the Escrow Agent.

         14. Escrow Agent shall hold the Joint Stipulations and Releases and shall not disburse, deliver or otherwise release from his possession except upon the following conditions:

         (A) If VEC pays CMI $1,000,000.00 US Dollars, in cash or immediately available funds, and issues in the name of CMC the CMC Shares in the amounts specified in paragraph 2 hereof on or before the earliest date specified in paragraph 2 hereof for the payment and issuance thereof, and Lynn J. Hinson, Esquire notifies the Escrow Agent in writing that the $1,000,000.00 payment and CMC Shares have been received, the Escrow Agent shall file the Joint Stipulations with the Court and deliver the Releases in favor of the defendants to J. Brock McClane, Esquire in his capacity as counsel for VEC and Lightpoint. Escrow Agent shall simultaneously deliver the Release in favor of CMI and CMC to CMI and CMC.

         (B) If VEC does not pay CMI $1,000,000.00 US Dollars in cash or immediately available funds and does not issue in the name of CMC the CMC Shares in the amounts specified in paragraph 2 hereof on or before the earliest date specified in paragraph 2 hereof for the payment and issuance thereof, Lynn J. Hinson, Esquire shall notify the Escrow Agent in writing that the payment has not been received, and the CMC Shares have not been delivered. Upon receipt of such notice, Escrow Agent shall deliver the Joint Stipulations and the Release in favor of the defendants to Lynn J. Hinson, Esquire, who shall immediately destroy the Joint Stipulations and notify CMI and CMC of its destruction. Escrow Agent shall also deliver the Release in favor of CMC and CMI to J. Brock McClane, Esquire, in his capacity as counsel for VEC and Lightpoint. The Releases and Joint Stipulations shall be deemed to have never been delivered or become effective, and shall be void and of no further force and effect.

         15. CMI represents and warrants to Lightpoint and VEC that the performance of its obligations hereunder will not conflict with, result in a breach of or violate any of the terms or provisions of, or constitute a default under, any agreement to which CMI is a party or by which CMI is bound, nor will it result in any violation of the provisions of its charter or bylaws.

         16. Lightpoint and VEC represent and warrant to CMI and CMC that the performance of their obligations hereunder will not conflict with, result in a breach of, or violate any of the terms or provisions of, or constitute a default under, any agreement to which Lightpoint or VEC is a party or by which Lightpoint or VEC is bound, nor will it result in any violation of the provisions of their respective charters or bylaws.

         17. This Stipulation and the construction and enforcement thereof shall be governed by Florida law.

         18. This Stipulation, and any amendment, modification or other revision to this Stipulation, shall not be effective or binding upon CMI, CMC, Lightpoint or VEC (the "Primary Parties") unless each of them has executed and delivered this Stipulation and all documents to be executed and delivered in connection herewith as provided herein, and no amendment, modification or other revision to this Stipulation shall be effective or binding upon any of the Primary Parties unless each of the Primary Parties has executed and delivered a written document setting forth such amendment, modification or other revision.

         Similarly, this Stipulation, and any amendment, modification or other revision to this Stipulation, shall not be effective or binding upon any of the Primary Parties, on the one hand, and upon Kyle, on the other hand, unless each of the Primary Parties and Kyle have executed and delivered this Stipulation and all documents to be executed and delivered in connection herewith and, in the case of any amendment, modification or other revision to this Stipulation, unless Kyle and each of the Primary Parties has executed and delivered a document setting forth such amendment, modification or other revision.

         Similarly, this Stipulation, and any amendment, modification or other revision to this Stipulation, shall not be effective or binding upon any of the Primary Parties, on the one hand, and upon Butler, on the other hand, unless each of the Primary Parties and Butler has executed and delivered this Stipulation and all documents to be executed and delivered in connection herewith and, in the case of any amendment, modification or other revision to this Stipulation, unless Butler and each of the Primary Parties has executed and delivered a document setting forth such amendment, modification or other revision.

         19. In the event of any legal or equitable action arising out of this Stipulation, including, without limitation, the initiation of any legal action by CMC to enforce the provisions of the attached Exhibit A, relating to VEC's obligations with respect to the

Registration of the CMC Shares, the prevailing party shall recover its reasonable attorneys fees and court costs.

         20. VEC's obligations hereunder to make the CMI Payment and to issue the CMC Shares are conditioned on the consummation of the IPO on or before December 31, 2000.

         21. Upon the delivery of the CMI Payment to CMI in cash or immediately available funds and the issuance of the CMC Shares in the name of CMC in the amounts specified in paragraph 2 hereof on or before the earliest date specified in paragraph 2 hereof, to the extent CMI and CMC have or claim any right, title or interest, contingent or otherwise, to or in any intellectual property owned or developed by Lightpoint Entertainment, Inc. or its affiliates including VEC, Victory Distribution, Inc., Victory Animation Studios, Inc., Victory Television, Inc. and Premium Entertainment Corp., and including any and all interest they or any of them have or have had in any intellectual property associated with "The Dooley and Pals Show," including but not limited to the trademarks of "Dooley" and "Martie the Mighty Marshmallow Man," CMI and CMC relinquish, remise and release such claims then and forever.

         22. Upon the delivery of the CMI Payment to CMI in cash or immediately available funds and the issuance of the CMC Shares in the name of CMC in the amounts specified in paragraph 2 hereof on or before the earliest date specified in paragraph 2 hereof,

          (a) the Lightpoint Distribution Agreement shall be terminated automatically and without further notice or action, and

          (b) Lightpoint and VEC shall be released from all prior contracts, agreements and understandings between Lightpoint and VEC or either of them, on one hand, and CMI and CMC or either of them, on the other hand, of whatever nature, whether oral or written, including but not limited to the Lightpoint Distribution Agreement, automatically and without further notice or action. CMI and CMC shall be released from all prior contracts, agreements and understandings between CMI and CMC or either of them, on one hand, and Lightpoint and VEC or either of them, on the other hand, of whatever nature, whether oral or written, including but not limited to the Lightpoint Distribution Agreement, automatically and without further notice or action. None of Lightpoint, VEC, CMI or CMC shall have any further right or obligation whatsoever under any prior contracts, agreements and understandings terminated or from which Lightpoint or VEC are released by operation of this paragraph, and any existing claim of CMI and CMC or either of them, on the one hand, against Lightpoint and VEC or either of them, on the other hand, under any prior contracts, agreements and understandings, including but not limited to the Note Action Claims, shall be and are forever barred, and any existing claim of Lightpoint and VEC or either of them, on the one hand, against CMI and CMC or either of them, on the other hand, under any prior contracts, agreements and understandings, including but not limited to the Note Action Claims, shall be and are forever barred.

         In the event Kyle does not sign this stipulation and fulfill all of his obligations and requirements hereunder, all prior contracts, agreements and understandings between Kyle, one the one hand, and CMC or CMI, on the other hand, if any, pursuant to which Kyle may be liable, including but not limited to any loan agreements or promissory notes shall be fully enforceable against Kyle.

         In the event Butler does not sign this stipulation and fulfill all of his obligations and requirements hereunder, all prior contracts, agreements and understandings between Butler, on the one hand, and CMC or CMI, on the other hand, if any, pursuant to which Butler may be liable, including but not limited to any loan agreements or promissory notes shall be fully enforceable against Butler.

         In the event Lightpoint or VEC fail to execute this stipulation or the CMI Payment is not delivered to CMI in cash or immediately available funds and the CMC Shares issued in the name of CMC in the amounts specified in paragraph 2 hereof on or before the earliest date specified in paragraph 2, then this stipulation shall not terminate the Lightpoint Distribution Agreement or release any Party's obligation to any other Party or bar any Party's claims under any prior contracts, agreements, and understandings including but not limited to the Note Action Claims.

         This stipulation and the rights and obligations of the Parties hereunder shall not be affected by this section.

         23. This stipulation may be executed in two or more counterparts, and copies of executed counterparts transmitted by fax shall be deemed originals for all purposes.

         24. Time is of the essence in the performance of any and all obligations of the Parties under this stipulation.

LIGHTPOINT ENTERTAINMENT, INC.


By:
    -------------------------------------------------
         Edgar N. Millington
         Secretary

Dated:                                         , 2000
      -----------------------------------------

[NO SIGNATURE]
-----------------------------------------------------
Herbert Butler

Dated:                                         , 2000
      -----------------------------------------

[NO SIGNATURE]
-----------------------------------------------------
Mark Kyle

Dated:                                         , 2000
      -----------------------------------------

VICTORY ENTERTAINMENT CORP.


By:
   --------------------------------------------
   Michael H. Gerber
   Chairman

Dated:                                         , 2000
      ----------------------------------------

-----------------------------------------------
J. Brock McClane
Escrow Agent

Dated:                                         , 2000
      -------------------------------------

CMI INTERNATIONAL HOLDINGS, LTD.


By:
    -------------------------------------------

Its:

Dated:                                      , 2000
      -------------------------------------

CMC MAGNETICS CORPORATION


By:
   -----------------------------------------------
Its:
    ----------------------------------------------
Dated:                                      , 2000
      -------------------------------------

--------------------------------------------------
Lynn J. Hinson
Counsel for CMI International Holdings, Ltd.
And CMC Magnetics Corporation

Dated:                                      , 2000
      -----------------------------------------

                                    EXHIBIT A

                             REGISTRATION PROCEDURES


         The registration procedures set forth below will apply to the shares (the "CMC Shares") of common stock, par value $.001 per share (the "Common Stock"), of Victory Entertainment Corp. ("VEC") to be issued to CMC Magnetics Corporation ("CMC") upon the consummation of VEC's initial public offering of Common Stock (the "IPO"), as provided in the settlement stipulation (the "Stipulation") to which this Exhibit A is attached. Terms used herein with an initial capitalized letter, but not defined herein, shall have the meaning ascribed thereto in the Stipulation.

         (a) REGISTRATION PROCEDURES.

         (i) VEC will prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement (the "CMC Registration Statement") covering the resale of the CMC Shares by CMC, which will be filed with the (i.e., as a pre-effective amendment to the Form S-1) IPO registration statement, and will use its best efforts to cause the CMC Registration Statement to become effective at the time of the IPO but, in no event, later than 180 days after the effective date of the IPO Registration Statement, and to cause the CMC Registration Statement to remain effective until the earlier of (A) the date on which CMC shall have sold or otherwise disposed of all the CMC Shares or (B) the first date on which all of the CMC Shares can be sold by CMC under Rule 144(k) of the Securities Act of 1933, as amended (the "Securities Act").

         (ii) VEC shall notify CMC, in writing, promptly after VEC has received notice of the time the CMC Registration Statement has become effective or any supplement to any prospectus forming a part of the CMC Registration Statement has been filed.

         (iii) VEC will prepare and file with the Commission, and promptly notify CMC of the filings of, such amendments and supplements to the CMC Registration Statement and the prospectus contained therein as may be necessary to keep the CMC Registration Statement effective for the entire period described in clause (a)(i) above, and to comply with the provisions of the Securities Act, with respect to the sale or other disposition of all CMC Shares covered by the CMC Registration Statement.

         (iv) VEC will advise CMC promptly after it has received notice or obtained knowledge thereof of the issuance of any stop order by the Commission suspending the effectiveness of the CMC Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued as promptly as possible. During any period in which any such stop order shall be in effect,

CMC agrees to discontinue its sale of the CMC Shares covered by the CMC Registration Statement.

         (v) VEC will prepare and promptly file with the Commission (and, if necessary, state blue sky officials), and promptly notify CMC of the filing of any amendment or supplement to the CMC Registration Statement or the prospectus contained therein as may be necessary to correct any false statements or material omissions, if, at the time when CMC is obligated to deliver a prospectus relating to the registered CMC Shares under the Securities Act, any event has occurred the result of which the CMC Registration Statement or any prospectus contained therein must be amended in order that it does not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein in light of the circumstances in which they were made, not misleading.

         Further, if at any time when CMC shall be obligated to deliver a prospectus in connection with the sale of its registered CMC Shares, the prospectus previously furnished CMC and then in effect may no longer be used under the Securities Act, VEC will prepare promptly upon request such amendment or amendments to the CMC Registration Statement and such prospectus as may be reasonably necessary to permit compliance with the requirements of the Securities Act and applicable blue sky laws.

         (vi) If VEC common stock is then listed on any securities exchange or quoted on the NASDAQ, VEC will use its best efforts to cause all CMC shares covered by the CMC Registration Statement to be listed on such exchange or quoted on the NASDAQ.

         (vii) VEC will furnish to CMC such numbers of copies of the CMC Registration Statement, the prospectus contained therein, including a preliminary prospectus, and each amendment and supplement to the CMC Registration Statement and the prospectus contained therein, in conformity with the requirements of the Securities Act, and such other documents, as CMC may reasonably request in order to facilitate the sale or other disposition of the registered CMC Shares.

         (viii) VEC will use its best efforts to register or qualify the CMC Shares for sale under the securities or blue sky laws of such jurisdictions as CMC may request, and do any and all other acts and things that may be necessary under such securities or blue sky laws to enable CMC to consummate the sale or other disposition of the CMC Shares in such jurisdictions; provided that VEC will not in any event be required to keep any such registration or qualification in effect after the expiration of the period during which VEC maintains the effectiveness of the CMC Registration Statement and shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to subject itself to taxation in any such jurisdiction.

         (b) REQUIRED INFORMATION. VEC will not be required to file the CMC Registration Statement or cause the CMC Registration Statement to become or remain effective as described in (a) above unless and until CMC furnishes to VEC such information regarding CMC and the CMC Shares and the intended method of disposition of such CMC Shares as VEC reasonably requests, in writing, in order to satisfy the requirements applicable to such registration. Promptly following the execution and delivery of the Stipulation, VEC shall furnish CMC with all such written requests and all questionnaires or other forms which CMC must complete or furnish in order for VEC to timely meet its registration obligations. VEC shall provide CMC's counsel representing CMC in connection with the Stipulation (or such other legal counsel designated by CMC) with copies of all such written requests, questionnaires or other forms given or furnished by VEC to CMC, simultaneous with the delivery thereof to CMC.

         (c) EXPENSES OF REGISTRATION, VEC will pay or cause to be paid any and all costs and expenses of VEC incurred in connection with the registration of the CMC Shares, including, without limitation, all federal and state filing and registration or qualification fees, legal and accounting fees and printing expenses; PROVIDED, HOWEVER, that VEC will not be required to pay any brokerage and underwriting discounts and commissions attributable to CMC's sale of its registered CMC Shares or the fees and expenses of any financial, legal or accounting advisors employed by CMC in connection with any such registration.

         (d) INDEMNIFICATION. In connection with the registration by VEC of the CMC Shares, VEC will indemnify and hold harmless CMC and each person, if any, who controls CMC within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the CMC Registration Statement or the final prospectus (the "Prospectus") filed pursuant to Rule 424(b) under the Securities Act (as amended or supplemented if VEC shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to CMC furnished to VEC in writing by or on behalf of CMC expressly for use therein.

         CMC will indemnify and hold harmless VEC, its directors, its officers who sign the CMC Registration Statement and each person who controls VEC within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from VEC to CMC, but only with reference to information relating to CMC furnished to VEC in writing by or on behalf of CMC expressly for use in the CMC Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus; and provided further, that in no event shall CMC's obligation of indemnification exceed the gross proceeds realized by CMC from the sale of its registered VEC shares pursuant to such CMC Registration Statement.

         If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to any of the two preceding paragraphs of this clause (d), such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and such Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person and not the Indemnifying Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that no Indemnifying Person shall, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for CMC and such control persons of CMC shall be designated in writing by CMC, and any such separate firm for VEC, its directors, its officers who sign the CMC Registration Statement and such control persons of VEC shall be designated in writing by VEC. No Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, each Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment, subject to the express limitations on indemnification set forth hereinabove. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

                                    EXHIBIT B

                                LOCK-UP AGREEMENT


                                                                    May 17, 2000

VICTORY ENTERTAINMENT CORP.
1000 Universal Studios Plaza
Building 22A
Orlando, Florida 32819

            Re: VICTORY ENTERTAINMENT CORP. - INITIAL PUBLIC OFFERING

Ladies and Gentlemen:

         The undersigned understands that Victory Entertainment Corp., a Florida corporation (the "COMPANY"), proposes to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with the several underwriters (the "UNDERWRITERS") to be named therein, providing for the initial public offering (the "PUBLIC OFFERING") by the several Underwriters of common stock of the Company (the "COMMON STOCK").

         In consideration of the Underwriters' agreement to purchase and make the Public Offering of the Common Stock, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Company, which will not be granted without the written consent of the Underwriters, the undersigned will not, during the period commencing on the date of the final prospectus relating to the Public Offering (the "PROSPECTUS") and ending 365 days thereafter, (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, or any securities of the Company which are substantially similar to the Common Stock, including, but not limited to, (x) any securities convertible into or exercisable or exchangeable for Common Stock or (y) any shares of Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission, or (2) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or any securities of the Company which are substantially similar to the Common Stock, including, but not limited to, any securities convertible into or exercisable or exchangeable for Common Stock, whether any such transaction described in clause
(1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of Company, which will not be granted without the written consent of the Underwriters, it will not, during the aforementioned 365-day period, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities of the Company which are substantially similar to the Common Stock, including, but not limited to, any securities convertible into or exercisable or exchangeable for Common Stock.

         Notwithstanding the foregoing, this Lock-Up Agreement shall not apply to shares of Common Stock purchased by the undersigned in the Public Offering or in the open market following the consummation of the Public Offering. In addition, if the undersigned is an individual, he or she may transfer any Common Stock either during his or her lifetime or on death by will or by intestacy (1) to his or her immediate family, (2) to a trust or other entity the beneficiaries or equity holders of which are exclusively the undersigned and/or a member or of his or her immediate family or (3) as a charitable contribution; PROVIDED, HOWEVER, that in any such case it shall be a condition to such transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Common Stock transferred subject to the provisions of this Lock-Up Agreement, and there shall be no further transfer of such Common Stock except in accordance with this Lock-Up Agreement. For purposes of this Lock-Up Agreement, "IMMEDIATE FAMILY" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

         In furtherance of the foregoing, the Company and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned hereunder shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

         The undersigned understands that, if the Underwriting Agreement is not executed on or before March 31, 2001, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

         The undersigned agrees to comply with any additional restriction or condition on the disposition of the securities described herein which may be required to qualify the offering of the shares in any jurisdiction in accordance with the blue sky or securities laws of such jurisdiction.

         To enable the Company and the Underwriters to enforce the foregoing, the undersigned hereby consents to the placing of restrictive legends consistent with this Lock-Up Agreement upon the certificates evidencing the securities described herein and to the entry of stop-transfer orders consistent with this Lock-Up Agreement on the books and records of the transfer agent of such securities with respect to any such securities registered in the name of the undersigned or beneficially owned by the undersigned. The Company agrees to instruct the transfer agent to place such legends and enter such stop-transfer orders and not to transfer any such securities without the consent of the Company and the Underwriters as set forth herein.

         The undersigned understands that the Underwriters will be entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Lock-Up Agreement.

         THIS LOCK-UP AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

                                             Very truly yours,



                                             Fill in Name


                                          (1)By:
                                                ------------------------------
                                                Name:
                                                Title:

Accepted as of the date
first set forth above:

VICTORY ENTERTAINMENT CORP.



By:
   ----------------------------------------
   Name:
   Title:



--------
(1) To be filled in if this Lock-Up Agreement is being signed on behalf of a corporation, partnership, trust or other entity.

                                    EXHIBIT C

                        GENERAL RELEASE - PLAINTIFFS SIDE


KNOW ALL MEN BY THESE PRESENTS:

         In consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CMI International Holdings, Ltd., CMC Magnetics Corporation and Bob Wong, for themselves and their successors and assigns (collectively, "Releasors"), do hereby irrevocably and unconditionally remise, release, acquit, satisfy, and forever discharge all persons and entities identified on the attached Exhibit 1 and their respective assigns, heirs, devisees and attorneys (collectively, "Releasees") of and from all past, present and future claims, demands, obligations, actions, causes of action, rights, damages, costs, attorneys' fees, expenses, complaints, charges, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, losses, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, and liabilities, whether known or unknown, whether based in law or equity, whether based in tort, contract or other theory of recovery, and whether for compensatory, punitive or other damages, that Releasors ever had, now have or may at any time in the future have against Releasees by reason of any matter, cause or thing whatever from the beginning of the world to the day of these presents.

         Notwithstanding the foregoing, it is understood and agreed that this Release is being executed pursuant to the Settlement Stipulation (the "Settlement Stipulation") made by and between Lightpoint Entertainment, Inc., Herbert Butler, Mark Kyle, Victory Entertainment Corp., CMI International Holdings, Ltd. and CMC Magnetics Corporation. The obligations of the parties expressly set forth in the Settlement Stipulation, including but not limited to Exhibit A thereto, are specifically EXCEPTED from this Release. Furthermore, notwithstanding any other provision hereof, J. Brock McClane is not released from his obligations, duties and responsibilities as Escrow Agent as provided by the Settlement Stipulation.

         This Release shall be NULL and VOID unless CMI International Holdings, Ltd. receives the payment of $1,000,000.00 US Dollars (US One Million) in cash or immediately available funds and CMC Magnetics Corporation receives the CMC Shares as provided by the Settlement Stipulation in the amounts specified in paragraph 2 hereof on or before the earliest date specified in paragraph 2 hereof.

         Notwithstanding any other provision hereof, if either Herbert Butler or Mark Kyle fails to sign the Settlement Stipulation, he shall not be released hereby.

         The persons signing below individually or on behalf of their respective entities warrant that they have read this release and know the contents thereof, have discussed it with their attorneys, and sign the same as their own free act.

LIGHTPOINT ENTERTAINMENT, INC.


By:
   ---------------------------
   Edgar N. Millington
   Secretary


VICTORY ANIMATION STUDIOS, INC.


By:
   ---------------------------
   Its:
       -----------------------


VICTORY DISTRIBUTION, INC.


By:
   ---------------------------
   Its:
       -----------------------


VICTORY TELEVISION, INC.


By:
   ---------------------------
   Its:
       -----------------------


VICTORY INTERNET PRODUCTIONS, INC.


By:
   ---------------------------
   Its:
       -----------------------


PREMIUM ENTERTAINMENT CORP.


By:
   ---------------------------
   Its:
       -----------------------

VICTORY ENTERTAINMENT CORP.


By:
   ---------------------------
   Michael H. Gerber
   Chairman


[NO SIGNATURE]
------------------------------
Herbert Butler


[NO SIGNATURE]
------------------------------
Mark Kyle


LIGHTPOINT ENTERTAINMENT, LLC (DL)


By:
   ---------------------------
   Its:
       -----------------------



CMI INTERNATIONAL HOLDINGS, LTD.


By:
   ---------------------------
   Its:
       -----------------------



CMC MAGNETICS CORPORATION


By:
   ---------------------------
   Its:
       -----------------------



[NO SIGNATURE]
------------------------------
Bob Wong

                                   EXHIBIT "1"


VICTORY ANIMATION STUDIOS, INC.
VICTORY ENTERTAINMENT CORP.
VICTORY DISTRIBUTION, INC.
VICTORY TELEVISION, INC.
VICTORY INTERNET PRODUCTIONS, INC.
LIGHTPOINT ENTERTAINMENT, INC.
PREMIUM ENTERTAINMENT CORP.
LIGHTPOINT ENTERTAINMENT, a Florida Limited Liability Company
LIGHTPOINT ENTERTAINMENT, LLC, a Delaware Limited Liability Company

HERBERT BUTLER
MARK KYLE

ALL CURRENT OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS AND CONSULTANTS OF VICTORY ANIMATION STUDIOS, INC., VICTORY ENTERTAINMENT CORP., VICTORY DISTRIBUTION, INC., VICTORY TELEVISION, INC., VICTORY INTERNET PRODUCTIONS, INC., LIGHTPOINT ENTERTAINMENT, INC., PREMIUM ENTERTAINMENT CORP. AND MCCLANE TESSITORE

                       GENERAL RELEASE - DEFENDANTS' SIDE


KNOW ALL MEN BY THESE PRESENTS:

         In consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, all persons and entities identified on the attached Exhibit 1, for themselves and their successors and assigns (collectively, "Releasors"), do hereby irrevocably and unconditionally remise, release, acquit, satisfy, and forever discharge CMI International Holdings, Ltd., CMC Magnetics Corporation and Bob Wong and their respective assigns, heirs, devisees and attorneys (collectively, "Releasees") of and from all past, present and future claims, demands, obligations, actions, causes of action, rights, damages, costs, attorneys' fees, expenses, complaints, charges, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, losses, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, and liabilities, whether known or unknown, whether based in law or equity, whether based in tort, contract or other theory of recovery, and whether for compensatory, punitive or other damages, that Releasors ever had, now have or may at any time in the future have against Releasees by reason of any matter, cause or thing whatever from the beginning of the world to the day of these presents.

         Notwithstanding the foregoing, it is understood and agreed that this Release is being executed pursuant to the Settlement Stipulation (the "Settlement Stipulation") made by and between Lightpoint Entertainment, Inc., Herbert Butler, Mark Kyle, Victory Entertainment Corp., CMI International Holdings, Ltd. and CMC Magnetics Corporation. The obligations of the parties expressly set forth in the Settlement Stipulation, including but not limited to Exhibit A thereto, are specifically EXCEPTED from this Release.

         This Release shall be NULL and VOID unless CMI International Holdings, Ltd. executes and has filed with the Ninth Judicial Circuit Court of Florida in Case No. CI-99-3996 a joint stipulation of dismissal of Lightpoint Entertainment, Inc. from the case with prejudice in accordance with paragraph 8 of the Settlement Stipulation.

         The persons signing below individually or on behalf of their respective entities warrant that they have read this release and know the contents thereof, have discussed it with their attorneys, and sign the same as their own free act.

LIGHTPOINT ENTERTAINMENT, INC.


By:
   ---------------------------
   Edgar N. Millington
   Secretary


VICTORY ANIMATION STUDIOS, INC.


By:
   ---------------------------
   Its:
       -----------------------


VICTORY DISTRIBUTION, INC.


By:
   ---------------------------
   Its:
       -----------------------


VICTORY TELEVISION, INC.


By:
   ---------------------------
   Its:
       -----------------------


VICTORY INTERNET PRODUCTIONS, INC.


By:
   ---------------------------
   Its:
       -----------------------


PREMIUM ENTERTAINMENT CORP.


By:
   ---------------------------
   Its:
       -----------------------


VICTORY ENTERTAINMENT CORP.


By:
   ---------------------------
      Michael H. Gerber
      Chairman


[NO SIGNATURE]
------------------------------
Herbert Butler


[NO SIGNATURE]
------------------------------
Mark Kyle

LIGHTPOINT ENTERTAINMENT, LLC (DL)


By:
   ---------------------------
   Its:
       -----------------------



CMI INTERNATIONAL HOLDINGS, LTD.


By:
   ---------------------------
   Its:
       -----------------------



CMC MAGNETICS CORPORATION


By:
   ---------------------------
   Its:
       -----------------------



[NO SIGNATURE]
------------------------------
Bob Wong

                                   EXHIBIT "1"


VICTORY ANIMATION STUDIOS, INC.
VICTORY ENTERTAINMENT CORP.
VICTORY DISTRIBUTION, INC.
VICTORY TELEVISION, INC,
VICTORY INTERNET PRODUCTIONS, INC.
LIGHTPOINT ENTERTAINMENT, INC.
PREMIUM ENTERTAINMENT CORP.
LIGHTPOINT ENTERTAINMENT, a Florida Limited Liability Company
LIGHTPOINT ENTERTAINMENT, LLC, a Delaware Limited Liability Company

HERBERT BUTLER
MARK KYLE

ALL CURRENT OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS AND CONSULTANTS OF VICTORY ANIMATION STUDIOS, INC., VICTORY ENTERTAINMENT CORP., VICTORY DISTRIBUTION, INC., VICTORY TELEVISION, INC., VICTORY INTERNET PRODUCTIONS, INC., LIGHTPOINT ENTERTAINMENT, INC., PREMIUM ENTERTAINMENT CORP. AND MCCLANE TESSITORE